Exhibit 99.1

FOR IMMEDIATE RELEASE

Investor Relations Contact:

Carolyn Bass

Phone: +1 (415) 445-3232

ir@csod.com

Media Contact:

Susan Lewis

Cornerstone OnDemand

Phone: +1 (303) 804-0494

slewis@csod.com

Cornerstone OnDemand Completes Acquisition of Sonar Limited

SANTA MONICA, Calif., April 9, 2012 – Cornerstone OnDemand (NASDAQ:CSOD), a global leader in cloud-based talent management software solutions, today announced the completion of its acquisition of Sonar Limited (“Sonar6”), a leader in cloud-based talent management solutions serving small businesses globally. The acquisition further positions Cornerstone as a leader in talent management and strengthens the company’s ability to serve clients of all sizes.

Sonar6 brings more than 375 clients to Cornerstone and expands its presence in the Asia Pacific region. Cornerstone will continue to operate Sonar6 out of its Auckland, New Zealand headquarters.

Sonar6 will be rebranded as a Cornerstone solution specifically for small businesses. The companies will not integrate their products, and Sonar6 solutions will remain separate to preserve Cornerstone’s 100 percent organically developed solution for enterprise and mid-market clients.

“Cornerstone is not only gaining a great company, but also a highly talented team,” said Adam Miller, president and CEO of Cornerstone OnDemand. “With Sonar6, Cornerstone plans to accelerate the company’s momentum in the small business market while continuing to further solidify its leadership position in talent management.”

For more information about Cornerstone OnDemand, visit www.cornerstoneondemand.com. To follow Cornerstone OnDemand on Twitter, go to http://twitter.com/cornerstoneinc. To read Cornerstone OnDemand’s talent management blog, visit

http://www.cornerstoneondemand.com/blog.

About Cornerstone OnDemand

Cornerstone OnDemand is a leading global provider of a comprehensive learning and talent management solution. We enable organizations to meet the challenges they face in empowering their people and maximizing the productivity of their human capital. Our integrated software-as-a-service (SaaS) solution consists of the Cornerstone Recruiting Cloud, the Cornerstone Performance Cloud, the Cornerstone Learning Cloud and the Cornerstone Extended Enterprise Cloud. Our clients use our solution to source and recruit top talent, develop employees throughout their careers, engage all employees effectively, improve business execution, cultivate future leaders, and integrate with their external networks of customers, vendors and distributors. We currently empower over 7.5 million users across 179 countries and in 31 languages.

Forward-Looking Statements

This release contains forward-looking statements, including statements regarding Cornerstone OnDemand’s future product plans, implementation of strategy and business growth. Any forward-looking statements contained in this press release are based upon Cornerstone OnDemand’s historical performance and its current plans and expectations and are not a representation that such plans or expectations will be achieved. These forward-looking statements represent Cornerstone OnDemand’s expectations as of the date of this press announcement. Subsequent events may cause these expectations to change, and Cornerstone OnDemand disclaims any obligation to update the forward-looking statements in the future. These forward-looking statements are subject to known and unknown risks and uncertainties that may cause actual results to differ materially. Important factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to, our ability to integrate Sonar6 personnel, operations and technologies successfully and effectively manage the combined business following the acquisition; unanticipated costs or liabilities associated with the acquisition; the diversion of management’s attention from other business concerns to issues related to post-acquisition integration; our ability to attract new clients; the extent to which clients renew their subscriptions for our solution; our ability to compete as the talent management provider for organizations of all sizes; changes in the proportion of our client base that is comprised of enterprise or mid-sized organizations; our ability to manage our growth, including additional headcount and entry into new geographies; the timing and success of solutions offered by our competitors; unpredictable macro-economic conditions; reductions in information technology spending; the success of our new product and service introductions; a disruption in our hosting network infrastructure; costs and reputational harm that could result from defects in our solution; the success of our strategic relationships with third parties; the loss of any of our key employees; increased demands on our infrastructure and costs associated with operating as a public company; failure to protect our intellectual property; acts of terrorism or other vandalism, war or natural disasters; changes in current tax or accounting rules; and other risks and uncertainties. Further information on potential factors that could affect actual results is included in Cornerstone OnDemand’s reports filed with the SEC, including its Form 10-K filed with the SEC on March 6, 2012.

###

Cornerstone® and Cornerstone OnDemand® are registered trademarks of Cornerstone OnDemand Inc.